UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                February 20, 2003


                          BIOSOURCE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                    0-21930                  77-0340829
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)



        542 Flynn Road, Camarillo, California                        93012
       (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (805) 987-0086


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ITEM 5. - OTHER EVENTS

     Reference is made to the press release of BioSource International, Inc. (the "Registrant") issued on February 20, 2003, announcing the Registrant's financial results for the fourth quarter and year ended December 31, 2002. A copy of the press release, which contains information meeting the requirements of this Item 5, is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.


ITEM 7. - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements. None.

     (b)  Pro Forma Financial Information. None.

     (c)  Exhibits.

          99.1   Press  Release  dated  February  20,  2003,  published  by  the
                 Registrant.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BIOSOURCE INTERNATIONAL, INC.



February 20, 2003                           /s/ Charles C. Best
                                            ------------------------------------
                                            Charles C. Best
                                            Chief Financial Officer


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


                                  EXHIBIT INDEX


EXHIBIT NUMBER           DESCRIPTION
     99.1                Press Release dated February 20, 2003, published by the
                         Registrant.


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